UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 16, 2025
(Date of earliest event reported)

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-12507	22-2448962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Glen Street	Glens Falls	New York	12801
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			518	745-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $1.00 per share	AROW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Item 8.01 Other Events

Arrow Financial Corporation's (“Arrow”) financial performance for the quarter ended March 31, 2025 will be adversely impacted by the recognition of a $3.75 million specific reserve on a $15 million commercial real estate loan. The loan is secured by properties in two office parks located in Upstate New York, where Arrow is a 22% participant in a $67 million multi-bank deal.

The loan had been reported as non-performing in Arrow's 2024 and 2023 Forms 10-K and had no previous reserve, given the then-current appraised valuation of $86.1 million from January 2024. As of March 31, 2025, the borrower is in payment default and the bank group has commenced foreclosure. As a result, a new appraisal was obtained, which resulted in an updated valuation of $50 million. After recording the specific reserve, Arrow's estimated remaining exposure is approximately $10.64 million.

Additional information will be provided in Arrow's 1Q 2025 earnings release and the 1Q 2025 investor presentation.

Forward-Looking Statements

The information contained herein may contain statements that are not historical in nature but rather are based on management’s beliefs, assumptions, expectations, estimates and projections about the future. These statements may be "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, involving a degree of uncertainty and attendant risk. In the case of all forward-looking statements, actual outcomes and results may differ materially from what the statements predict or forecast, explicitly or by implication. Factors that could cause or contribute to such differences include, but are not limited to, those included in our prior SEC filings and those related to the continuity, timing and effectiveness of the transition in executive management as described in this Form 8-K. The Company undertakes no obligation to revise or update these forward-looking statements to reflect the occurrence of unanticipated events. This filing should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION

Date:	April 16, 2025	/s/ Penko Ivanov
Penko Ivanov Chief Financial Officer